Customer and Vendor Concentration	12 Months Ended
Dec. 31, 2020
ADOMANI, INC. [Member]
Customer and Vendor Concentration
10. Customer and Vendor Concentration
For the year ended December 31, 2019, the Company had one customer, Blue Bird, that accounted for nearly all of its sales, and had one vendor, EDI, a subsidiary of Cummins, Inc., that accounted for nearly all of its cost of sales. As a result of the termination of the Blue Bird and Cummins agreements in 2019 and the change in the Company’s focus to selling all-electric
mid-sized
delivery trucks and cargo vans in the latter part of 2019, the Company in 2020 has one vendor for the trucks and vans, EEVI. Due to the nature of the potential market for customers for these vehicles, the Company does not have, nor does it expect to have, a significant concentration of sales of these vehicles with any one or a few customers in the future.